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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 January 8, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



      Oklahoma                       1-2572                       73-1520922
   (State or other                (Commission                   (IRS Employer
    jurisdiction                  File Number)               Identification No.)
  of incorporation)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.
-------           -------------

                  On January 7, 2002, ONEOK, Inc. announced that Federal District Judge Roslyn O. Silver in Phoenix has ruled that Southwest Gas Corporation cannot attempt to pursue its alleged $308 million damage claim against ONEOK. Combined with an earlier ruling on Southern Union's damage claim, it significantly reduces ONEOK's exposure on actual damages from over a billion dollars to something less than $7 million. Judge Silver also granted the motion for summary judgment by Southern Union, thus eliminating ONEOK's claims against Southern Union. ONEOK and Southwest Gas still have claims against each other in connection with the terminated ONEOK-Southwest Gas merger agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits.
                  ---------

                  (c)  Exhibits
                       99.a Press Release issued by ONEOK, Inc. dated January 7, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 8th day of January 2002.

                                                        ONEOK, Inc.

                                           By:  /s/ Jim Kneale
                                                --------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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